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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 (the "Registration Statement") of (1) our reports dated February 5, 2001 relating to the financial statements of Separate Account Nos. 195, 197 and 198 of The Equitable Life Assurance Society of the United States, (2) our reports dated February 5, 2001 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States, and (3) our reports relating to the financial statements of the following funds established under the Declaration of Trust of the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans: Lifecycle Fund Group Trust - Conservative (report dated March 16, 2001), Lifecycle Group Trust - Moderate (report dated March 16, 2001), S&P 500 Flagship Fund and S&P 500 Flagship Non-Lending Fund (formerly "S&P 500 Index Fund with Futures") (Combined Financial Statements) (report dated February 9,
2001), Russell 2000 Index Securities Lending Fund (formerly "Russell 2000 Fund") and Russell 2000 Index Fund (formerly "Russell 2000 Non-Lending Fund") (Combined Financial Statements) (report dated February 2, 2001), Daily EAFE Securities Lending Fund (report dated March 2, 2001), Daily MSCI Europe Index Securities Lending Fund and Daily MSCI Europe Index Fund (Combined Financial Statements) (report dated February 23, 2001), Daily MSCI Japan Index Securities Lending Fund and Daily MSCI Japan Index Fund (Combined Financial Statements) (report dated February 23, 2001), Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund and Daily MSCI Pacific Basin ex-Japan Index Fund (Combined Financial Statements) (report dated February 23, 2001), Government Corporate Bond Fund (formerly "Daily Government/Corporate Bond Fund") (report dated March 9, 2001), and Short Term Investment Fund (report dated February 2, 2001). We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated February 5, 2001 relating to the financial statements of Separate Account No. 4 of The Equitable Life Assurance Society of the United States. We also consent to the references to us under the headings "Condensed Financial Information" and "About Our Independent Accountants" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
New York, New York
April 27, 2001